AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 24, 2001
                                         Registration Statement No.  _________



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             Registration Statement
                                    Under The
                             Securities Act Of 1933


                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)


    State of Missouri                                       43-1723446
  (State or other jurisdiction                            (IRS Employer
of incorporation or organization)                       Identification No.)


                              1901 Chouteau Avenue
                            St. Louis, Missouri 63103
          (Address, including zip code, of principal executive offices)
                    -----------------------------------------

                   Ameren Corporation Savings Investment Plan
     (formerly known as the Union Electric Company Savings Investment Plan)
                            (Full title of the plan)

                WARNER L. BAXTER, Senior Vice President, Finance
        STEVEN R. SULLIVAN, Vice President, General Counsel and Secretary
                 1901 Chouteau Avenue, St. Louis, Missouri 63103
                                 (314) 621-3222
(Names, address and telephone number, including area code,of agents for service)


                         CALCULATION OF REGISTRATION FEE
============================================================================================================================
                                                                       Proposed
                                                    Amount             maximum         Proposed maximum       Amount of
                Title of securities                  to be          offering price         aggregate         registration
                 to be registered              registered(1)(2)      per share(3)       offering price          fee(2)
----------------------------------------------------------------------------------------------------------------------------
     Common Stock, $.01 par value,
      including related plan interests -
      Ameren Corporation Savings Investment
      Plan                                     3,000,000 shares         $39.57           $118,710,000          $29,678
============================================================================================================================

  (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
  (2) The shares being registered are in addition to 2,600,000 shares (of which approximately 609,000 shares are unsold), including related plan interests, currently registered (Form S-8, Registration Statement
      No. 333-43737) for offer and sale pursuant to the employee benefit plan described herein. Pursuant to Rule 457(h) and General Instruction E of
      Form S-8, the filing fee is paid with respect to the additional shares only.
  (3) Calculated in accordance with Rule 457(h) on the basis of the average of the high and low prices of Ameren Corporation Common Stock as reported on the New York Stock Exchange Composite Tape on October 22, 2001.

-------------------------------------------------------------------------------
                                                           Page 1 of 9 pages
                                          Exhibit Index is located on page II-5

         Registration of Additional Securities; Incorporation by Reference. This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement filed on this Form relating to the Ameren Corporation Savings Investment Plan (formerly known as the Union Electric Company Savings Investment Plan) is effective. The contents of such earlier Registration Statement (Form S-8, Registration Statement No. 33-43737) are hereby incorporated by reference in this Registration Statement, except that Items 3, 5 and 8 shall read as follows:

Item 3.  Incorporation of Documents by Reference

         The following documents, previously filed with the Securities and Exchange Commission by Ameren Corporation (the "Company") (File No. 1-14756) and the Ameren Corporation Savings Investment Plan (the "Plan") pursuant to the Securities Exchange Act of 1934, are incorporated by reference in this Registration Statement:

         1. Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2000.

         2. Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31 and June 30, 2001.

         3. Current Reports on Form 8-K of the Company dated January 11, May 17 and July 2, 2001.

         4. The description of the Common Stock of the Company included under the caption "Description of Holdings Capital Stock" in the Registration Statement on Form S-4 of the Company
            (Reg. No. 33-64165) filed November 13, 1995.

         5. The Annual Report on Form 11-K of the Plan for the fiscal year ended December 31, 2000.

All documents subsequently filed by the Company or the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 5.  Interests of Named Experts and Counsel

         Steven R. Sullivan, Vice President, General Counsel and Secretary of the Company, will opine as to the legality of the shares of Common Stock of the Company and Plan interests to be issued under the Plan. Mr. Sullivan is eligible to participate in the Plan.

Item 8.  Exhibits

         Exhibit No.
         ----------

         *4.1   Restated Articles of Incorporation of the Company
                (File No. 33-64165, Annex F).
         *4.2 Certificate of Amendment to the Restated Articles of Incorporation filed with the Secretary of State of the State of Missouri on December 14, 1998 (1998 Form 10-K, Exhibit 3(i)).
         *4.3 By-Laws of the Company as amended to December 31, 1997 (1997 Form 10-K, Exhibit 3(ii)).
          5     Opinion re legality.
                The Company hereby undertakes that it has submitted the Plan and will submit any amendment thereto to the Internal Revenue Service in a timely manner and has made or will make all changes required by the Internal Revenue Service in order to qualify the Plan.

         23.1   Consents of Independent Accountants.
         23.2   Consent of Counsel (included in Exhibit 5).
         24     Powers of Attorney.

         -----------
         *Incorporated herein by reference.

                                   SIGNATURES

          The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on October 24, 2001.

                                              AMEREN CORPORATION


                                             By   /s/Warner L. Baxter
                                               ------------------------
                                                     WARNER L. BAXTER
                                             Senior Vice President, Finance


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date above indicated.

        Signature                                           Title
                                                  Chairman, President and Chief
    /s/ Charles W. Mueller                        Executive Officer and Director
   --------------------------                     (Principal Executive Officer)
        CHARLES W. MUELLER


   /s/ Warner L. Baxter                          Senior Vice President, Finance
  ---------------------------
       WARNER L. BAXTER                           (Principal Financial Officer)

   /s/ Martin J. Lyons                                       Controller
  ---------------------------
       MARTIN J. LYONS                           (Principal Accounting Officer)

   /s/ William E. Cornelius*                      /s/ John Peters MacCarthy*
  ---------------------------                  --------------------------------
  WILLIAM E. CORNELIUS, Director                JOHN PETERS MACCARTHY, Director

   /s/ Clifford L. Greenwalt*                     /s/ Hanne M. Merriman*
  ---------------------------                  --------------------------------
  CLIFFORD L. GREENWALT, Director                 HANNE M. MERRIMAN, Director

   /s/ Paul L. Miller, Jr.*
  ---------------------------                  --------------------------------
  THOMAS A. HAYS, Director                       PAUL L. MILLER, JR., Director

                                                  /s/ Harvey Saligman*
  ---------------------------                  --------------------------------
  THOMAS H. JACOBSEN, Director                   HARVEY SALIGMAN, Director

   /s/ Richard A. Liddy*
  ---------------------------                  --------------------------------
  RICHARD A. LIDDY, Director                     JANET MCAFEE WEAKLEY, Director

                                                  /s/ James W. Wogsland*
  ---------------------------                  --------------------------------
  GORDON R. LOHMAN, Director                        JAMES W. WOGSLAND, Director


  ---------------------------
  RICHARD A. LUMPKIN, Director
                                              *By    /s/ Steven R. Sullivan
                                                 -----------------------------
                                                         STEVEN R. SULLIVAN
                                                          Attorney-In-Fact

       The Plan. Pursuant to the requirements of the Securities Act of 1933, the persons who administer the undersigned employee benefit plan have duly caused this Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, in the City of St. Louis, State of Missouri, on October 24, 2001.


                                    AMEREN CORPORATION SAVINGS INVESTMENT PLAN



                                        By    /s/Warner L. Baxter
                                          ----------------------------
                                                 WARNER L. BAXTER
                                         Senior Vice President, Finance
                                              Ameren Corporation

                                  EXHIBIT INDEX




 Exhibit No.
 -----------
    *4.1 Restated Articles of Incorporation of the Company (File No. 33-64165, Annex F).

    *4.2 Certificate of Amendment to the Restated Articles of Incorporation filed with the Secretary of State of the State of Missouri on December 14, 1998 (1998 Form 10-K,
               Exhibit 3(i)).

    *4.3       By-Laws  of the  Company  as  amended to December   31,  1997
               (1997  Form  10-K, Exhibit 3(ii)).

     5         Opinion re legality.

    23.1       Consents of Independent Accountants.

    23.2       Consent of Counsel  (included in Exhibit 5).

    24         Powers of Attorney.
 ---------------
 *Incorporated herein by reference.

                                                                   EXHIBIT 5

                                October 24, 2001



Ameren Corporation
1901 Chouteau Avenue
St. Louis, Missouri  63103

         Re: Registration Statement on Form S-8 Relating to 3,000,000 Additional Shares of Common Stock, Including Related Plan Interests

Ladies and Gentlemen:

         I have examined the Registration Statement on Form S-8 (the "Registration Statement") filed by Ameren Corporation, a Missouri corporation (the "Company"), with the Securities and Exchange Commission on October 24, 2001 in connection with the registration under the Securities Act of 1933, as amended, of 3,000,000 additional shares of the Common Stock, $.01 par value per share, including related plan interests (the "Common Stock"), of the Company to be offered and sold pursuant to the Ameren Corporation Savings Investment Plan.

         As Vice President, General Counsel and Secretary of the Company, I have examined the Restated Articles of Incorporation and the By-laws of the Company, each as amended to the date hereof, the records of corporate proceedings and other actions taken by the Company in connection with the authorization, issuance and sale of the Common Stock and such other documents and materials as I have deemed necessary or appropriate to enable me to deliver this opinion.

         Based on the foregoing, I am of the opinion that:

         Subject to (a) compliance with applicable state securities laws and (b) the filing and effectiveness of the Registration Statement with the Securities and Exchange Commission, the Common Stock, when issued and sold in the manner described in the Registration Statement, will be legally issued, fully paid and nonassessable.

         I hereby consent to the filing of this opinion as an exhibit to the Registration Statement.


                                                   Yours truly,


                                                   /s/ Steven R. Sullivan
                                                  -------------------------
                                                       Steven R. Sullivan
                                                       Vice President,
                                                       General Counsel
                                                       and Secretary
                                                       Ameren Corporation

                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 5, 2001 relating to the financial statements, which appears in the 2000 Annual Report to Shareholders of Ameren Corporation, which is incorporated by reference in Ameren Corporation's Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the incorporation by reference of our report dated February 5, 2001 relating to the financial statement schedule, which appears in such Annual Report on Form 10-K.

         We also consent to the incorporation by reference in this Registration Statement of our report dated June 28, 2001 relating to the financial statements, which appears in the Annual Report on Form 11-K of the Ameren Corporation Savings Investment Plan for the year ended December 31, 2000.



/s/ PricewaterhouseCoopers LLP
--------------------------------
PricewaterhouseCoopers LLP
St. Louis, Missouri
October 24, 2001

                                                                     EXHIBIT 24
                                POWER OF ATTORNEY

          WHEREAS, AMEREN CORPORATION, a Missouri corporation (herein referred to as the "Company"), is required to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement and any amendments thereto, covering the registration of Common Stock under the Ameren Corporation Savings Investment Plan, as authorized by the Company's Board of Directors on October 12, 2001; and

          WHEREAS, each of the below undersigned holds the office or offices in the Company set opposite his or her name;

          NOW THEREFORE, each of the undersigned hereby constitutes and appoints Charles W. Mueller and/or Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned to said Registration Statement and any amendments thereto, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this 22nd day of October, 2001:

          Charles W. Mueller, Chairman,
                  Chief Executive Officer and Director
                  (Principal Executive Officer)        /s/ CHARLES W. MUELLER
                                                       -------------------------
          Warner L. Baxter, Senior Vice President, Finance
                  (Principal Financial Officer)        /s/ WARNER L. BAXTER
                                                       -------------------------
          Martin J. Lyons, Controller
                  (Principal Accounting Officer)       /s/ Martin J. Lyons
                                                       -------------------------
          William E. Cornelius, Director               /s/ WILLIAM E. CORNELIUS
                                                       -------------------------
          Clifford L. Greenwalt, Director              /s/ CLIFFORD L. GREENWALT
                                                       -------------------------
          Thomas A. Hays, Director
                                                       -------------------------
          Thomas H. Jacobsen, Director
                                                       -------------------------
          Richard A. Liddy, Director                   /S/ RICHARD A. LIDDY
                                                       -------------------------
          Gordon R. Lohman, Director
                                                       -------------------------
          Richard A. Lumpkin, Director
                                                       -------------------------
          John Peters MacCarthy, Director              /S/ JOHN PETERS MACCARTHY
                                                       -------------------------
          Hanne M. Merriman, Director                  /S/ HANNE M. MERRIMAN
                                                       -------------------------
          Paul L. Miller, Jr., Director                /s/ PAUL L. MILLER, JR.
                                                       -------------------------
          Harvey Saligman, Director                    /S/ HARVEY SALIGMAN
                                                       -------------------------
          Janet McAfee Weakley, Director
                                                       -------------------------
          James W. Wogsland, Director                  /S/ JAMES W. WOGSLAND
                                                       -------------------------

STATE OF MISSOURI  )
                   )   SS.
CITY OF ST. LOUIS  )

          On this 22nd day of October, 2001, before me, the undersigned Notary Public in and for said State, personally appeared the above-named officers and directors of Ameren Corporation, known to me to be the persons described in and who executed the foregoing power of attorney and acknowledged to me that they executed the same as their free act and deed for the purposes therein stated.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.
                                                  /s/ K.A Bell
                                                  -----------------------------
                                                  Notary Public - Notary Seal
                                                  STATE OF MISSOURI
                                                  City of St. Louis

                                              October 24, 2001



           Securities and Exchange Commission
           Judiciary Plaza
           450 Fifth Street, N.W.
           Washington, D.C.  20549

           ATTN:  Document Control - EDGAR

                    Re: Ameren Corporation - Registration Statement on Form S-8 Relating to 3,000,000 Additional Shares of Common Stock, Including Related Plan Interests

           Ladies and Gentlemen:

                    We enclose for filing the Registration Statement on Form S-8 of Ameren Corporation for the registration of the above-captioned securities.

                    If you have any questions or comments concerning this filing, please contact Ronald K. Evans, Assistant Secretary, at (314) 554-2156 or revans@ameren.com

                                             Very truly yours,

                                             AMEREN CORPORATION


                                             By  /s/ Steven R. Sullivan
                                               --------------------------
                                                     STEVEN R. SULLIVAN
                                                     Secretary